SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 10, 2005

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

       Delaware                     001-16533                   63-1261433
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)


100 Brookwood Place, Birmingham, Alabama                          35209
(Address of Principal Executive Office)                         (Zip code)

       Registrant's telephone number, including area code: (205) 877-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|X| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

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ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION

On May 10, 2005 we filed a press release reporting the results of our operations for the first quarter of 2005.

Item 9.01 Financial Statements and Exhibits

          a.   None

          b.   None

          c. We are furnishing the following document as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation 8-K:

               99.1 Press release reporting results of our operations for the first quarter of 2005, issued on May 10, 2005.


We are furnishing the exhbit to this Form 8-K in accordance with items 2.02. The exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 10, 2005

                                                 PROASSURANCE CORPORATION


                                                 By: /s/ Edward L. Rand, Jr.
                                                     ---------------------------
                                                     Edward L. Rand, Jr.
                                                     Chief Financial Officer